Segment Reporting (Tables)	12 Months Ended
Jan. 28, 2012
Percentage of Net Sales Represented by Each Product Group

The percentage of net sales represented by each product group is as follows:

Sales by Product Group	Percentage of Sales
	Fiscal Year
	2009	2010	2011
Leisure	51.7%	50.5%	50.5%
Fashion and home	31.7	33.1	33.0
Party and snack	16.6	16.4	16.5

Total	100.0%	100.0%	100.0%